UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Baudax Bio, Inc. (“Baudax” or the “Company”) is a pharmaceutical company primarily focused on innovative products for hospital and related settings. As previously disclosed, the Company is focused on development of new molecular entities which are neuromuscular blocking (“NMB”) agents and a proprietary NMB reversal agent. The Company believes that, assuming that target product profiles are met in clinical development, the combined NMB and reversal agent products represent an opportunity to further improve patient management and time and cost efficiency for surgical cases where NMB usage is appropriate.

BX 1000, an intermediate acting NMB, is currently enrolling patients to a phase 2 clinical trial in abdominal surgical conditions with a preplanned first interim analysis expected early in 2023, and with a goal to complete enrollment in the full study by the end of the first quarter of 2023. BX 2000, an ultrashort acting NMB, is in a dose escalation study in healthy volunteers which the Company plans to complete in 2023. BX 3000 is a proprietary reversal agent which chemically breaks the BX 1000 and BX 2000 molecules and inactivates them. Baudax is conducting preclinical studies for BX 3000 to support an IND filing anticipated for the summer of 2023.

Consistent with this strategic focus, as previously disclosed, the Company eliminated the dedicated commercial personnel for the Company’s first commercial product, ANJESO (IV meloxicam) and on December 28, 2022, the discontinuation of sale of ANJESO was acknowledged by FDA via listing in the Orange Book. The Company continues to evaluate alternative approaches to the monetization of ANJESO both in the United States and outside the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Baudax Bio, Inc

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	President and Chief Executive Officer

Date: December 30, 2022